SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                AMENDMENT NO. 2


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of report (Date of earliest event reported): August 3, 2000


                             Bell Microproducts Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


         0-21528                                          94-3057566
    (Commission File Number)               (I.R.S. Employer Identification No.)

                              1941 Ringwood Avenue
                           San Jose, California 95131
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 451-9400
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7

(c)      Exhibits

         This Amendment No. 2 to Form 8-K is being filed for purposes of filing an additional exhibit. See Exhibit Index on the following page.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BELL MICROPRODUCTS INC.


Date:  October 27, 2000                By  /s/ Remo E. Canessa
                                           Remo E. Canessa
                                           Vice President of Finance
                                           and Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                   FORM 8-K/A
                                AMENDMENT NO. 2


                             BELL MICROPRODUCTS INC.




Exhibit Number    Exhibit Description

         10.1 Stock Purchase Agreement dated July 17, 2000 among the Registrant, Interx PLC and Interx Media PLC. (Previously Filed with Initial Form 8-K.)

         23       Consent of Independent Auditors (Filed Herewith.)

         99 Press Release dated August 3, 2000 relating to acquisition of Ideal Hardware. (Previously Filed with Initial Form 8-K.)